UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

PACIFIC WEBWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26731 (Commission File Number)	87-0627910 (I.R.S. Employer Identification No.)

3136 MISSION GORGE ROAD, SUITE 111

SAN DIEGO, CA 92120

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (858) 459-1133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01.	Entry into a Material Definitive Agreement

 On April 18, 2018, Pacific WebWorks, Inc., a Nevada corporation (the “Company”) entered into a Stock Purchase Agreement (the “SPA”) with Mr. Bansiong Ang (the “Purchaser”) and Mr. Dan Masters (the “Seller”), pursuant to which the Purchaser acquired 10,210,517 shares, representing 98.91% of the issued and outstanding shares of common stock of the Company (the “Shares”) from Seller for an aggregate purchase price of $335,000 (“Stock Purchase”). The transaction contemplated in the SPA closed on April 18, 2018 (the “Closing”). The Stock Purchase is a private transaction exempt from registration pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”).

As the result of the Closing, the Purchaser became the beneficial owner of approximately 98.91% of the Company’s issued and outstanding common stock. The Shares constitute “restricted securities” within the meaning of Rule 144 of the Act and may not be sold, pledged, or otherwise disposed of by the Purchaser without restriction under the Act and applicable state securities laws. The transaction has resulted in a change in control of the Company.

The Company has appointed two new directors to the Company’s Board of Directors as set forth under Item 5.02 below. As a result the Company now has two Directors.

 A copy of the SPA is attached hereto as Exhibit 10.1. The foregoing is only a brief description of the material terms of the SPA, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 5.01.	Changes in Control of Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

(a) Resignation of Directors and Officers

Upon the Closing, Mr. Dan Masters resigned from his positions as director, President, Chief Executive Officer, Chief Financial Officer, Secretary of the Company effective 10 days after the filing of schedule 14f-1.

There was no disagreement between Mr. Dan Masters and the Company.

(b) Appointment of Directors and Officers

Upon closing, the following persons were appointed as our directors and officers effective 10 days after the filing of schedule 14f-1:

Name	Age	Position
Ban Siong Ang	4 44	Chairman of the Board, CEO and President
Hung Seng Tan	57	Executive Director
Wendy, Wei Li	3 33	Chief Financial Officer

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Our Chairman, CEO and President - Mr. Ban Siong Ang

Mr.  Ban  Siong  Ang was appointed as the Group CEO and Managing Director of HEYU Leisure Holidays Corporation (“HEYU”) in 2014. He also served as interim CFO of HEYU prior to the joining of new CFO.

He graduated from University of Southern Queensland, Australia in 1998 and completed his Doctor of Business Administration from Ansted University in 2011. Upon his graduation from Australia, he started his career and worked as Senior Officer in Bursa Malaysia Depository Sdn Bhd (formerly known as Kuala Lumpur Stock Exchange) between 1998 to2004. From 2004 to 2009, he served as Director and principal consultant for Golden Design Renovation and Construction Sdn Bhd. Between 2010 and 2011, he served as General Manager and Directors for E-World Films Production Limited, Big Mine (Hong Kong) Private Limited and Asia Morgan Foundation Financial Ltd. In 2012, he founded Heyu Group of Companies in China, Hong Kong and Malaysia. Heyu Group of Companies are engaged in Leisure and Hotels  management,  Club  membership,  Biotechnology,  Finance  and  Investment, Food & Beverage, Brand Franchising, Advance Entertainment Technology, Event Management, Property Development and Management, land & real estate property development, etc.

He is responsible in the formulation and implementation of the HEYU Group’s corporate strategies as well as in charge of the corporate finance and investment management aspects of the Group due to his acute knowledge with rich experience, strong commitment, innovative and dynamic personality. He obtained few Professional Institution Fellowship recognitions from the United Kingdom and also as a member of “The Academic Council on the United Nations System (ACUNS)” in Canada.

In view of Mr. Ang humanitarian contributions, he was certified as ASRIA CSR-CAP in recognizing his outstanding contributions to establish, promote and protect humanity, Peace, Culture Human resource development and Education for the well-being of human society through volunteerism. He was also bestowed the Royal Orders from the State of Pahang in Malaysia.

Our Executive Director - Mr. Hung Seng Tan

Mr. Hung Seng Tan was appointed as an Executive Director of HEYU in 2014.  In July 2007,  he  graduated  from  Ansted  University  and possessed Bachelor degree in Civil Engineering.

Between  March  1980  and  February  1984,  he  worked  at  Hotels  and Restaurants in the United States of America.

In June 1984, he started his own business venture in Malaysia and served as Managing Director in Mesin Engineering Sdn Bhd in the field of quarry construction and trading business. Mr Tan is a prominent hand on specialist in town with 30 year experience in the quarry business (River and Marine sand exploratory) and also in earthworks construction project to which he has completed few important infrastructure projects in Malaysia since 1984. Presently, he sits on the Directors of Mesin Engineering Sdn Bhd and Hung Seng Constructions Sdn Bhd in Malaysia since 1984.

Mr. Tan’s individual qualifications and skills that led to the conclusion that he should serve as a director and co-founder of Heyu Group of companies to oversee on hotel business, property development and risk management.

Our Chief Financial Officer - Ms. Wendy Wei Li

Ms. Wendy Wei Li is a certified public accountant in Australia and a member of Certified Public Accountant Australia. She previously worked as a consultant in PricewaterhouseCoopers, focusing on the function of assurance and risk & control, providing services covering from audit, internal control advice and SOX compliance, to both public and private companies until Dec 2011. She then joined one of the China's top 3 Public Relation Companies as Senior Financial Controller till Dec 2016. Before joining the Company as Chief Financial Officer, She worked as Chief Financial Officer in Ascent Capital Communications Corporation. She held the bachelor degree in Queensland University of Technology.

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Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1                       Stock Purchase Agreement by and among Pacific WebWorks, Inc., Bansiong Ang, and Dan Masters dated April 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Webworks, Inc.

Date: April 18, 2018	By: /s/Dan Masters
Dan Masters
President, Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial and Accounting Officer)

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